Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K of Reliability Incorporated (the “Issuer”) for the annual period ended December 31, 2011 (the “Annual Report”):

1.	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 7, 2012	By:	/s/ Jay Gottlieb
Jay Gottlieb
Chief Executive Officer

I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-K of Reliability Incorporated (the “Issuer”) for the annual period ended December 31, 2011 (the “Annual Report”):

1.	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: March 7, 2012	By:	/s/ Gregg Schneider
Gregg Schneider
Chief Financial Officer